UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Semiannual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

5 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

20 Investment Portfolio

29 Financial Statements

34 Financial Highlights

38 Notes to Financial Statements

48 Investment Management Agreement Approval

53 Summary of Management Fee Evaluation by Independent Fee Consultant

58 Account Management Resources

59 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 1.45%, 2.18% and 2.19% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class A shares and for the 3-year, 5-year and 10-year periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS Massachusetts Tax-Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-3.42%	-2.02%	1.64%	2.35%	3.72%
Class B	-3.80%	-2.77%	.87%	1.57%	2.91%
Class C	-3.79%	-2.76%	.87%	1.56%	2.92%
Barclays Capital Municipal Bond Index+	-2.59%	-1.87%	1.86%	2.84%	4.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/08	$ 13.26	$ 13.25	$ 13.25
3/31/08	$ 14.06	$ 14.05	$ 14.05
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ .29	$ .24	$ .24
Capital Gain Distributions	$ .04	$ .04	$ .04
September Income Dividend	$ .0470	$ .0379	$ .0391
SEC 30-day Yield++	3.59%	2.93%	3.05%
Tax Equivalent Yield++	5.83%	4.76%	4.96%
Current Annualized Distribution Rate++	4.31%	3.48%	3.59%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	41	29
3-Year	8	of	37	22
5-Year	13	of	36	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,357	$10,026	$10,727	$13,760
	Average annual total return	-6.43%	.09%	1.41%	3.24%
Class B	Growth of $10,000	$9,442	$10,080	$10,719	$13,317
	Average annual total return	-5.58%	.27%	1.40%	2.91%
Class C	Growth of $10,000	$9,724	$10,265	$10,805	$13,336
	Average annual total return	-2.76%	.87%	1.56%	2.92%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$9,813	$10,567	$11,501	$15,150
	Average annual total return	-1.87%	1.86%	2.84%	4.24%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 1.27% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 9/30/08
DWS Massachusetts Tax-Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-3.33%	-1.82%	1.88%	2.59%	3.98%
Barclays Capital Municipal Bond Index+	-2.59%	-1.87%	1.86%	2.84%	4.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/08	$ 13.26
3/31/08	$ 14.06
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ .30
Capital Gain Distributions	$ .04
September Income Dividend	$ .0495
SEC 30-day Yield++	4.00%
Tax Equivalent Yield++	6.50%
Current Annualized Distribution Rate++	4.54%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.90% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.44% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	41	22
3-Year	4	of	37	11
5-Year	8	of	36	22
10-Year	2	of	29	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,818	$10,575	$11,365	$14,776
	Average annual total return	-1.82%	1.88%	2.59%	3.98%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$9,813	$10,567	$11,501	$15,150
	Average annual total return	-1.87%	1.86%	2.84%	4.24%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)*for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 965.80	$ 962.00	$ 962.10	$ 966.70
Expenses Paid per $1,000**	$ 6.60	$ 10.33	$ 10.28	$ 5.62
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,018.35	$ 1,014.54	$ 1,014.59	$ 1,019.35
Expenses Paid per $1,000**	$ 6.78	$ 10.61	$ 10.56	$ 5.77
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.34%	2.10%	2.09%	1.14%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 965.80	$ 962.00	$ 962.10	$ 966.70
Expenses Paid per $1,000**	$ 4.34	$ 8.07	$ 8.07	$ 3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,020.66	$ 1,016.85	$ 1,016.85	$ 1,021.61
Expenses Paid per $1,000**	$ 4.46	$ 8.29	$ 8.29	$ 3.50
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	0.88%	1.64%	1.64%	0.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Massachusetts Tax-Free Fund's performance for the semiannual period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended September 30, 2008?

A: The municipal bond market provided a negative return, as measured by the Barclays Capital Municipal Bond Index return of -2.59% for the six-month period ended September 30, 2008.1 By comparison, the taxable bond market as measured by the Barclays Capital US Aggregate Index returned -1.50% for the same period.2

1 The unmanaged Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

During the period, insurers MBIA, Inc. and Ambac Financial Group, Inc. both lost their last AAA rating and Financial Guaranty Insurance Company was downgraded to junk status by Moody's, on the heels of its March-end downgrade by Standard & Poor's Corporation.3 Insured issues have increasingly been trading on the basis of the underlying credit. In addition, the proportion of new issues with insurance has been halved in recent months. The net result has been an increase in non-AAA issues and widening of credit spreads.4 Spreads widened dramatically on tobacco-, and especially, airline-related issues.

3 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
4 Credit spread — the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.

In September, the ongoing credit market distress reached new levels of visibility. First, the US Treasury announced that Fannie Mae and Freddie Mac were being placed in conservatorship by the Federal Housing Finance Agency. This was followed by the failure of leading investment bank Lehman Brothers and a US Treasury bailout of global insurance conglomerate AIG. Seeking shelter from the credit market storm, Morgan Stanley and Goldman Sachs announced they would convert to bank holding companies, while the Federal Deposit Insurance Corporation (FDIC) seized giant thrift Washington Mutual and facilitated its sale to JPMorgan Chase. The net result was an evaporation of liquidity as the credit markets seized in September. As these events unfolded, the Bush administration sought approval of a mammoth rescue package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions.

In this environment investors fled to Treasuries, and most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued their programs, forcing market participants to unwind positions into an illiquid market. This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

Prior to September, retail interest in individual bonds had been strong, and flows into tax-free mutual funds were positive. Municipal supply, which had been boosted by the ongoing conversion of auction-rate issues to fixed-rate structures, ground to a halt in the wake of September's upheaval among financial institutions.5

5 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

At the end of April, the US Federal Reserve Board (the Fed) cut the benchmark short-term lending rate by 25 basis points (100 basis points equals one percentage point) to its current 2.00%. Municipal yields ended the six months somewhat higher, and the curve steepened somewhat, with most of the steepening occurring between two and 15 years.6 Specifically, yields on two-year issues rose by 27 basis points to 2.49%, and yields on bonds with 15-year maturities rose 66 basis points to 4.98%, while the 30-year yield rose 36 basis points to 5.25%. (See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Since a bond's yield moves in the opposite direction of its price, this meant that municipal prices generally declined over the six months.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
Municipal Bond Yield Curve (as of 3/31/08 and 9/30/08)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

Municipal yields are very attractive versus Treasuries by historical standards, and, in fact, exceeded treasury yields at the end of the period, even before taking into account the tax advantage of municipals. To illustrate, at the end of September, 10-year AAA municipals were yielding 109.7% of comparable Treasury issues. For two-year issues the ratio at September-end was 127%.

Q: How did DWS Massachusetts Tax-Free Fund perform for the semiannual period?

A: DWS Massachusetts Tax-Free Fund's Class A shares posted a return for the period of -3.42%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 10 for the performance of other share classes and more complete performance information.) This return compares to -2.59% for the fund's benchmark, the Barclays Capital Municipal Bond Index. The fund's performance for the six months exceeded the -3.77% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.7

7 The Lipper Massachusetts Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: In attempting to maintain a duration-neutral stance, we shift the fund's relative exposure to shorter or longer maturities to reflect our view of where the best return opportunities lie. During the period, we added longer-term bonds as the curve has steepened and the incremental income offered has improved. This shift did not help performance over the six months as the curve continued to steepen and prices of longer-term bonds declined.

We hedged a portion of the fund's assets against interest rate changes by selling LIBOR short.8 This held back fund returns as the performance of the taxable and tax-free markets diverged and the value of the LIBOR hedge declined at the same time as municipal bond prices.

8 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The fund's core holdings of prerefunded bonds helped performance as investors were attracted to the quality and liquidity of these issues.9 While credit spreads have widened, given a deteriorating national economy and the recent decline in liquidity during the period, we were very selective in adding to the fund's lower-quality holdings.

9 Prerefunded bonds have their principal cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: The fiscal health of Massachusetts remains sound. Standard & Poor's Corporation continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. held their rating at Aa2 with a stable outlook.

Massachusetts faces many of the challenges faced by other states, including rising health care costs, unfunded pension and retiree health liabilities, and the current economic slowdown nationally. The state carries a relatively high debt burden, and significant new issuance is planned to support improvements to local schools. In addition, the impact of recently passed health care legislation bears watching. However, the state has a diverse and fundamentally sound economy, with depth in such sectors as education, health care, technology and financial services. While employment nationally has declined, Massachusetts has been relatively unaffected so far by this trend. Fiscal 2007 was the fourth consecutive year of strongly favorable operating results, and while imbalances will require the use of some budget reserves in 2008 and 2009, the state has established a record of fiscal discipline. We believe that the Massachusetts economy is on a stronger course than the average nationally and that the outlook for the state's debt is stable.

More broadly, in the prevailing volatile environment, we believe there are opportunities for active management to take advantage of value arising from market dislocations. In addition, given the greatly reduced role of insurance in the municipal market, we believe the expertise we bring to researching municipal sectors and individual issues has never been more important.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/08	3/31/08

Revenue Bonds	54%	47%
ETM/Prerefunded Bonds	23%	28%
General Obligation Bonds	22%	24%
Lease Obligations	1%	1%
	100%	100%
Quality	9/30/08	3/31/08

AAA	16%	43%
AA	50%	30%
A	14%	6%
BBB	12%	12%
BB	2%	2%
Not Rated	6%	7%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/08	3/31/08

Less than 1 year	8%	8%
1-4.99 years	34%	39%
5-9.99 years	30%	40%
10-14.99 years	10%	11%
Greater than 15 years	18%	2%
	100%	100%

Weighted average effective maturity: 8.0 years and 5.9 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 91.7%
Massachusetts 82.0%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,845,731
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,925,000	1,579,424
AMT, 8.0%, 9/1/2035	970,000	803,713
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,801,007
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	990,000	1,120,502
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,000,890
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,308,145
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,849,475
5.5%, 9/1/2014	1,735,000	1,835,561
Ipswich, MA, General Obligation, Prerefunded, 5.25%, 11/15/2017 (a)	2,325,000	2,423,464
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,135,980
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	889,920
Massachusetts, Bay Transportation Authority Revenue:
Series A, Prerefunded, 5.25%, 7/1/2021	2,000,000	2,172,680
Series A, 5.25%, 7/1/2025	2,960,000	2,986,078
Series A, 5.75%, 7/1/2011	355,000	370,105
Series A, 5.75%, 7/1/2015	535,000	555,121
Series B, 6.2%, 3/1/2016	3,100,000	3,417,471
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	6,886,939
Series C, ETM, 5.0%, 7/1/2015	190,000	204,336
Series C, ETM, 5.0%, 7/1/2016	75,000	80,237
Series C, 5.0%, 7/1/2016	2,125,000	2,262,402
Series A, 5.25%, 7/1/2020	6,270,000	6,495,030
Series A, 5.25%, 7/1/2021	5,000,000	5,125,900
Series C, ETM, 5.5%, 7/1/2017	165,000	181,644
Series C, 5.5%, 7/1/2017	4,835,000	5,279,965
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,621,020
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,444,640
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, Prerefunded, 5.0%, 10/1/2019 (a)	1,230,000	1,317,207
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
ETM, 6.625%, 5/1/2010	2,575,000	2,740,315
ETM, 6.75%, 5/1/2011	2,745,000	3,007,971
ETM, 6.875%, 5/1/2014	1,300,000	1,471,418
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, Prerefunded, 5.375%, 1/1/2015 (a)	1,200,000	1,293,300
Series A, Prerefunded, 5.375%, 1/1/2016 (a)	1,200,000	1,293,300
Series A, Prerefunded, 5.375%, 1/1/2017 (a)	1,200,000	1,293,300
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	5,998,355
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, Prerefunded, 5.5%, 10/1/2014 (a)	1,645,000	1,784,480
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	2,897,880
Series F, 5.75%, 7/1/2033	2,000,000	1,889,060
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	1,926,900
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,600,000	4,244,544
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	3,145,000	3,329,706
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,505,000	1,518,033
Series D, Prerefunded, 6.35%, 7/15/2032	3,250,000	3,578,932
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, Prerefunded, 5.375%, 5/15/2018 (a)	4,875,000	5,193,727
Series H, Prerefunded, 5.375%, 5/15/2019 (a)	1,800,000	1,917,684
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	702,421
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	2,997,810
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, Prerefunded, 6.75%, 7/1/2030	1,925,000	2,053,725
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,750,000	3,719,662
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.25%, 7/1/2014 (a)	5,915,000	6,172,539
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	4,640,200
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	9,000,000	6,966,540
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes, Series A, 5.25%, 12/15/2012	7,050,000	7,575,930
Massachusetts, School District General Obligation, Development Finance Agency, Prerefunded, 5.375%, 9/1/2023	1,175,000	1,263,572
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,808,000
Massachusetts, Special Obligation Dedicated Tax Revenue, Prerefunded, 5.25%, 1/1/2021 (a)	5,000,000	5,287,100
Massachusetts, State College Building Authority Project Revenue, Series A, 5.0%, 5/1/2031 (a)	2,630,000	2,422,703
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,265,260
Series C, 6.375%, 8/1/2014	1,000,000	1,041,470
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2021	2,500,000	2,454,750
Series P, 5.0%, 7/1/2022	1,500,000	1,453,470
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,439,895
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,416,625
Massachusetts, State Development Finance Agency Revenue, Resource Recovery, SEMASS System:
Series A, 5.625%, 1/1/2014 (a)	5,000,000	5,256,300
Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,180,200
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	7,546,551
Massachusetts, State General Obligation:
Series A, 2.336%*, 11/1/2018	5,000,000	4,050,000
Series D, 5.5%, 11/1/2019	4,325,000	4,650,932
Massachusetts, State General Obligation, Consolidated Loan:
Series D, Prerefunded, 5.0%, 11/1/2024 (a)	10,000,000	10,479,000
Series A, 5.0%, 8/1/2027	7,825,000	7,537,822
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,467,643
Series C, 5.5%, 11/1/2015 (a)	12,500,000	13,681,250
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,688,400
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music, Series A, 5.0%, 10/1/2023	3,385,000	3,210,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project:
5.25%, 7/1/2038	1,650,000	1,377,948
5.75%, 7/1/2031	3,000,000	2,744,220
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup, Series E-1, 5.125%, 7/1/2038	1,500,000	1,262,520
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East Issue, Series C, 2.699%*, 11/15/2032	2,000,000	1,300,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	3,827,360
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	5,000,000	4,834,350
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
Series G-5, 5.0%, 7/1/2022	1,400,000	1,342,082
Series C, Prerefunded, 5.75%, 7/1/2032	7,700,000	8,335,635
Series C, 5.75%, 7/1/2032	300,000	297,474
Massachusetts, State Health & Educational Facilities Authority Revenue, Quincy Medical Center, Series A, 6.25%, 1/15/2028	1,450,000	1,281,278
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	234,080
Series B, 5.25%, 10/1/2013 (a)	280,000	290,895
Massachusetts, State Port Authority Revenue:
Series D, AMT, 6.125%, 7/1/2013	1,860,000	1,932,131
Series D, AMT, 6.125%, 7/1/2014	1,990,000	2,067,172
Series D, AMT, 6.125%, 7/1/2015	2,130,000	2,212,601
Series D, AMT, 6.25%, 7/1/2016	1,850,000	1,888,443
Series D, AMT, 6.25%, 7/1/2017	1,550,000	1,576,614
Series PA-592, 144A, AMT, 8.96%**, 7/1/2012 (a)	4,850,000	4,850,000
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (a)	4,000,000	3,441,960
Series A, AMT, 5.5%, 1/1/2015 (a)	3,000,000	2,521,050
Series A, AMT, 5.5%, 1/1/2016 (a)	3,000,000	2,520,540
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,538,790
Series A, 5.0%, 8/15/2024 (a)	7,800,000	7,574,892
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,074
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019 (b)	4,000,000	4,483,200
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	119,173
Series 11, 5.0%, 8/1/2020	100,000	101,672
Series 7, 5.25%, 2/1/2014	3,705,000	3,872,021
Series 6, 5.625%, 8/1/2015	120,000	125,827
Massachusetts, State Water Resources Authority:
Series C, ETM, 5.25%, 12/1/2015	2,460,000	2,620,687
Series C, 5.25%, 12/1/2015	1,570,000	1,667,262
Series A, 5.25%, 8/1/2026 (a)	1,950,000	1,918,819
Series D, ETM, 5.5%, 8/1/2011 (a)	5,000,000	5,345,350
Massachusetts, Transportation/Tolls Revenue, Series E, Prerefunded, 5.25%, 1/1/2022 (a)	4,500,000	4,743,810
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	514,455
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	657,866
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	600,130
Series A, ETM, 5.3%, 7/1/2009	705,000	721,123
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	261,933
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	261,933
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,070,660
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,405,619
Series A, ETM, 5.5%, 8/1/2013 (a)	1,445,000	1,577,983
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,519,587
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,158,058
Middleborough, MA, Other General Obligation:
Prerefunded, 5.25%, 1/15/2017 (a)	1,525,000	1,594,418
Prerefunded, 5.25%, 1/15/2018 (a)	1,515,000	1,583,963
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,212,200
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,565,856
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	1,997,071
5.75%, 10/15/2016 (a) (b)	1,725,000	1,813,130
Springfield, MA, Core City General Obligation, Municipal Purpose Loan, Prerefunded, 5.5%, 8/1/2016 (a)	1,685,000	1,816,902
Springfield, MA, Water & Sewer Revenue, Series A, Prerefunded, 5.375%, 11/1/2016 (a)	1,250,000	1,348,950
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	11,921,699
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, Prerefunded, 5.5%, 11/1/2015 (a)	1,185,000	1,254,263
Series 2, Prerefunded, 5.5%, 11/1/2016 (a)	1,250,000	1,323,063
Westfield, MA, Core City General Obligation, Prerefunded, 6.5%, 5/1/2013 (a)	1,170,000	1,254,100
Westford, MA, General Obligation:
5.125%, 4/1/2017 (a)	85,000	86,536
Prerefunded, 5.125%, 4/1/2017 (a)	1,065,000	1,116,972
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,187,846
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,335,205
Worcester, MA, Other General Obligation, Prerefunded, 5.625%, 8/15/2015 (a)	705,000	751,227
		376,001,240
Puerto Rico 9.7%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	7,647,280
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	3,954,596
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.5%, 7/1/2022 (a) (b)	5,000,000	4,808,350
Series A, 6.0%, 7/1/2038	2,800,000	2,731,456
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, ETM, 6.25%, 7/1/2014	1,855,000	2,118,076
Series Y, 6.25%, 7/1/2014	145,000	154,622
Puerto Rico, Electric Power Authority Revenue, Series WW, 5.375%, 7/1/2024	5,000,000	4,717,950
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series H, 5.5%, 7/1/2016 (a)	10,350,000	10,541,786
Series M, 6.25%, 7/1/2022	5,000,000	5,063,900
Puerto Rico, General Obligation, Highway & Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,630,625
		44,368,641
Total Municipal Bonds and Notes (Cost $424,490,953)		420,369,881

Municipal Inverse Floating Rate Notes (c) 27.1%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (d)	10,000,000	9,950,600
Trust: Massachusetts, Bay Transportation Sales, Series 2008-1111, 144A, 6.42%, 7/1/2028, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2025 (d)	5,000,000	4,877,825
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2026 (d)	5,000,000	4,877,825
Massachusetts, Department of Agricultural Resources Municipal Trust, Series 3001, 144A, 3.05%, 8/1/2025, Leverage Factor at purchase date: 4 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (d)	20,000,000	19,469,400
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 1.55%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023 (a) (d)	5,000,000	4,915,635
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (d)	10,000,000	9,831,270
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 4.933%, 8/1/2023, Leverage Factor at purchase date: 10 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (d)	10,000,000	9,668,500
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 1.445%, 10/1/2038, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2011 (a) (d)	8,390,000	8,601,806
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 592A, AMT, 144A, 4.025%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2012 (a) (d)	1,610,000	1,650,644
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 592B, AMT, 144A, 4.025%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 5.5%, 7/1/2018 (d)	2,620,000	2,606,114
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598F, AMT, 144A, 4.415%, 7/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (d)	12,615,000	12,630,939
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 9.826%, 8/1/2031, Leverage Factor at purchase date: 10 to 1
Massachusetts, State Water Resource Authority, Series D, Prerefunded, 5.0%, 8/1/2021 (a) (d)	13,175,000	13,790,697
Trust: Massachusetts, State Water Resource Authority, Series R-252, Prerefunded, 144A, 5.786%, 8/1/2021, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021 (a) (d)	10,000,000	10,457,200
Trust: Massachusetts, State Water Resource Authority, Series 2499, 144A, 20.13%, 8/1/2021, Leverage Factor at purchase date: 20 to 1
Massachusetts, State General Obligation, Series E, 5.0%, 11/1/2023 (a) (d)	10,000,000	10,699,750
Trust: Reset Option Certificates Trust II, Various States, Series R-680-1, 144A, 20.01%, 11/1/2023, Leverage Factor at purchase date: 20 to 1
Total Municipal Inverse Floating Rate Notes (Cost $128,042,280)		124,028,205
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $552,533,233)+	118.8	544,398,086
Other Assets and Liabilities, Net	(18.8)	(86,305,687)
Net Assets	100.0	458,092,399
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2008.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2008.
+ The cost for federal income tax purposes was $552,801,398. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $8,403,312. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,633,564 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,036,876.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	12.9
Financial Guaranty Insurance Company	10.1
Financial Security Assurance, Inc.	15.7
Municipal Bond Insurance Association	10.1
(b) At September 30, 2008, this security has been pledged, in whole or part, as collateral for open interest rate swaps.
(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

At September 30, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
12/10/2008 12/10/2023	8,800,000[1]	Fixed — 2.69%	Floating — LIBOR	(394,513)
11/18/2008 11/18/2025	5,300,000[2]	Fixed — 5.281%	Floating — LIBOR	(390,632)
5/12/2009 5/12/2028	7,400,000[1]	Fixed — 4.993%	Floating — LIBOR	(297,883)
Total unrealized depreciation on open interest rate swaps				(1,083,028)
Counterparty: [1] Morgan Stanley Co., Inc. [2] JPMorgan Chase Securities, Inc. LIBOR: Represents the London Inter-Bank Offered Rate.

Fair Value Measurements

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A. in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	544,398,086	(1,083,028)
Level 3	—	—
Total	$ 544,398,086	$ (1,083,028)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $552,533,233)	$ 544,398,086
Receivable for investments sold	5,789,775
Receivable for Fund shares sold	1,135,841
Interest receivable	6,932,340
Due from Advisor	54,214
Other assets	52,899
Total assets	558,363,155
Liabilities
Cash overdraft	1,459,544
Payable for floating rate notes issued	94,250,000
Payable for Fund shares redeemed	2,840,008
Distributions payable	314,028
Unrealized depreciation on open interest rate swaps	1,083,028
Accrued management fee	163,301
Other accrued expenses and payables	160,847
Total liabilities	100,270,756
Net assets, at value	$ 458,092,399
Net Assets Consist of
Accumulated distributions in excess of net investment income	(37,064)
Net unrealized appreciation (depreciation) on: Investments	(8,135,147)
Interest rate swaps	(1,083,028)
Accumulated net realized gain (loss)	1,859,909
Paid-in capital	465,487,729
Net assets, at value	$ 458,092,399

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,679,727 ÷ 1,106,877 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.26
Maximum offering price per share (100 ÷ 95.50 of $13.26)	$ 13.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,836,329 ÷ 289,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.25

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,401,042 ÷ 407,494 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.25
Class S Net Asset Value, offering and redemption price(a) per share ($434,175,301 ÷ 32,738,956 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.26
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 13,747,529
Expenses: Management fee	1,091,257
Administration fee	250,870
Services to shareholders	325,015
Custodian fee	10,151
Distribution and service fees	66,024
Professional fees	61,074
Trustees' fees and expenses	12,049
Reports to shareholders	21,588
Registration fees	12,813
Interest expense and fees on floating rate notes	1,140,599
Other	35,003
Total expenses before expense reductions	3,026,443
Expense reductions	(96,991)
Total expenses after expense reductions	2,929,452
Net investment income	10,818,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,430,024
Change in net unrealized appreciation (depreciation) on: Investments	(28,998,722)
Interest rate swaps	(586,243)
(29,584,965)
Net gain (loss)	(27,154,941)
Net increase (decrease) in net assets resulting from operations	$ (16,336,864)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended September 30, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 14,234,178
Payment of operating expenses	(1,869,571)
Payment of interest expense	(1,140,599)
Proceeds from sales and maturities of investments	212,827,633
Purchases of investments	(233,299,284)
Cash provided (used) by operating activities	$ (9,247,643)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 78,406,540
Cost of shares redeemed	(88,684,357)
Distributions paid (net of reinvestment of distributions)	(6,218,851)
Increase (decrease) in payable for floating rate notes issued	22,660,000
Cash provided (used) by financing activities	6,163,332
Increase (decrease) in cash	(3,084,311)
Cash at beginning of period*	1,624,767
Cash overdraft at end of period*	$ (1,459,544)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (16,336,864)
Net (increase) decrease in cost of investments	(13,895,107)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	28,998,722
Increase (decrease) in unrealized depreciation on interest rate swaps	586,243
(Increase) decrease in receivable for investments sold	(5,789,775)
(Increase) decrease in interest receivable	(62,924)
(Increase) decrease in due from advisor	(25,004)
(Increase) decrease in other assets	(15,518)
Increase (decrease) in payable for investments purchased	(2,667,220)
Increase (decrease) in accrued expenses and other payables	(40,196)
Cash provided (used) by operating activities	$ (9,247,643)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 5,978,607
* Non-cash activity from market discount accretion and premium amortization in the net amount of $549,573 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended September 30, 2008 (Unaudited)	Years Ended March 31, 2008
Operations: Net investment income	$ 10,818,077	$ 18,705,477
Net realized gain (loss)	2,430,024	1,482,202
Change in net unrealized appreciation (depreciation)	(29,584,965)	(4,786,894)
Net increase (decrease) in net assets resulting from operations	(16,336,864)	15,400,785
Distributions to shareholders from: Net investment income: Class A	(294,583)	(432,231)
Class B	(74,653)	(177,605)
Class C	(91,616)	(156,470)
Class S	(10,295,702)	(17,915,913)
Net realized gains: Class A	(37,142)	(1,208)
Class B	(12,707)	(643)
Class C	(15,547)	(536)
Class S	(1,350,255)	(44,307)
Total distributions	(12,172,205)	(18,728,913)
Fund share transactions: Proceeds from shares sold	76,752,289	139,738,195
Reinvestment of distributions	5,978,607	9,588,010
Cost of shares redeemed	(91,331,917)	(89,965,632)
Redemption fees	2,020	467
Net increase (decrease) in net assets from Fund share transactions	(8,599,001)	59,361,040
Increase (decrease) in net assets	(37,108,070)	56,032,912
Net assets at beginning of period	495,200,469	439,167,557
Net assets at end of period (including accumulated distributions in excess of net investment income of $37,064 and $98,587, respectively)	$ 458,092,399	$ 495,200,469

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.91	$ 14.80
Income (loss) from investment operations: Net investment income	.29	.55	.55	.59	.64	.65
Net realized and unrealized gain (loss)	(.76)	(.12)	.08	(.12)	(.37)	.11
Total from investment operations	(.47)	.43	.63	.47	.27	.76
Less distributions from: Net investment income	(.29)	(.55)	(.55)	(.58)	(.65)	(.65)
Net realized gains	(.04)	(.00)***	(.10)	(.15)	(.07)	—
Total distributions	(.33)	(.55)	(.65)	(.73)	(.72)	(.65)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.26	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.91
Total Return (%)[b]	(3.42)**	3.07[c]	4.52[c]	3.32[c]	1.56	5.25[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	12	12	14	20	20
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.34*	1.48	1.49	1.59	1.16	1.11
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.34*	1.47	1.48	1.59	1.16	1.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	.88*	.95	.98	.98	.94	.95
Ratio of net investment income (%)	4.14*	3.87	3.88	4.07	4.40	4.40
Portfolio turnover rate (%)	38**	48	41	39	34	25
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.79
Income (loss) from investment operations: Net investment income	.24	.44	.44	.48	.53	.53
Net realized and unrealized gain (loss)	(.76)	(.12)	.07	(.10)	(.37)	.11
Total from investment operations	(.52)	.32	.51	.38	.16	.64
Less distributions from: Net investment income	(.24)	(.44)	(.44)	(.48)	(.54)	(.53)
Net realized gains	(.04)	(.00)***	(.10)	(.15)	(.07)	—
Total distributions	(.28)	(.44)	(.54)	(.63)	(.61)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.25	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90
Total Return (%)[b]	(3.80)**	2.31	3.66[c]	2.63[c]	.81	4.39[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	6	7	8	8
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.10*	2.21	2.25	2.36	1.91	1.94
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.10*	2.21	2.24	2.34	1.91	1.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64*	1.69	1.74	1.73	1.69	1.77
Ratio of net investment income (%)	3.38*	3.13	3.12	3.32	3.65	3.58
Portfolio turnover rate (%)	38**	48	41	39	34	25
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.05	$14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.80
Income (loss) from investment operations: Net investment income	.24	.44	.44	.48	.53	.53
Net realized and unrealized gain (loss)	(.76)	(.12)	.07	(.10)	(.37)	.10
Total from investment operations	(.52)	.32	.51	.38	.16	.63
Less distributions from: Net investment income	(.24)	(.44)	(.44)	(.48)	(.54)	(.53)
Net realized gains	(.04)	(.00)***	(.10)	(.15)	(.07)	—
Total distributions	(.28)	(.44)	(.54)	(.63)	(.61)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.25	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90
Total Return (%)[b]	(3.79)**	2.31	3.67[c]	2.63[c]	.81	4.34[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	6	6	7
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.09*	2.22	2.25	2.35	1.90	1.92
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.09*	2.22	2.23	2.34	1.90	1.89
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64*	1.69	1.73	1.73	1.68	1.75
Ratio of net investment income (%)	3.39*	3.13	3.13	3.32	3.66	3.60
Portfolio turnover rate (%)	38**	48	41	39	34	25
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.90	$ 14.80
Income (loss) from investment operations: Net investment income	.31	.58	.59	.62	.68	.68
Net realized and unrealized gain (loss)	(.77)	(.12)	.08	(.11)	(.37)	.11
Total from investment operations	(.46)	.46	.67	.51	.31	.79
Less distributions from: Net investment income	(.30)	(.58)	(.59)	(.62)	(.68)	(.69)
Net realized gains	(.04)	(.00)***	(.10)	(.15)	(.07)	—
Total distributions	(.34)	(.58)	(.69)	(.77)	(.75)	(.69)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.26	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.90
Total Return (%)	(3.33)b**	3.32[b]	4.78[b]	3.59	1.84	5.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	434	474	416	401	431	485
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.18*	1.30	1.24	1.35	.92	.88
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.14*	1.23	1.23	1.35	.92	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.69*	.70	.73	.74	.70	.74
Ratio of net investment income (%)	4.34*	4.11	4.13	4.32	4.63	4.61
Portfolio turnover rate (%)	38**	48	41	39	34	25
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2008, for the Fund's investments, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended September 30, 2008 was approximately $85,725,000, with a weighted average interest rate of 2.70%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, investments in futures contracts and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash overdraft position in the Fund's custodian bank at September 30, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended September 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $230,632,064 and $218,617,408, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the six months ended September 30, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.43% of the Fund's average daily net assets.

For the period from April 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%

Accordingly, for the six months ended September 30, 2008, the Advisor reimbursed the Fund $48,937 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2008, the Advisor received an Administration Fee of $250,870, of which $40,605 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Class A	$ 2,182	$ —	$ 1,324
Class B	764	—	501
Class C	349	—	613
Class S	44,456	44,456	—
	$ 47,751	$ 44,456	$ 2,438

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Class B	$ 16,717	$ 2,561
Class C	20,361	3,494
	$ 37,078	$ 6,055

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2008	Annualized Effective Rate
Class A	$ 16,651	$ 3,396.23%
Class B	5,480	811.25%
Class C	6,815	1,104.25%
	$ 28,946	$ 5,311

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2008 aggregated $7,246.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2008, the CDSC for Class B and C shares aggregated $1,691 and $42, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,632, of which $1,168 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $2,476 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended September 30, 2008, the Fund's custodian fee was reduced by $297 and $825, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	567,156	$ 7,992,750	204,592	$ 2,889,996
Class B	7,270	102,596	20,946	293,084
Class C	62,793	883,195	101,229	1,429,574
Class S	4,835,601	67,773,748	9,628,324	135,125,541
		$ 76,752,289		$ 139,738,195
Shares issued to shareholders in reinvestment of distributions
Class A	16,869	$ 235,073	22,428	$ 316,501
Class B	4,186	58,301	7,875	111,016
Class C	5,759	80,171	8,478	119,548
Class S	402,273	5,605,062	640,822	9,040,945
		$ 5,978,607		$ 9,588,010
Shares redeemed
Class A	(306,424)	$ (4,287,073)	(216,130)	$ (3,058,480)
Class B	(64,454)	(910,206)	(129,568)	(1,828,584)
Class C	(21,640)	(300,555)	(114,200)	(1,610,366)
Class S	(6,183,407)	(85,834,083)	(5,927,473)	(83,468,202)
		$ (91,331,917)		$ (89,965,632)
Redemption fees		$ 2,020		$ 467
Net increase (decrease)
Class A	277,601	$ 3,940,969	10,890	$ 148,017
Class B	(52,998)	(749,309)	(100,747)	(1,424,484)
Class C	46,912	662,811	(4,493)	(61,212)
Class S	(945,533)	(12,453,472)	4,341,673	60,698,719
		$ (8,599,001)		$ 59,361,040

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2007, and has underperformed its benchmark in the three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

DWS Value Builder Fund, Inc.

Treasury Portfolio (Institutional Shares), a series of Investors Cash Trust

Treasury Portfolio (Premier Money Market Shares), a series of Investors Cash Trust

Treasury Portfolio (Investment Class), a series of Investors Cash Trust

Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:                     /s/Michael G. Clark

                           Michael G. Clark

                           President

Date:                    December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                    December 2, 2008

By:                     /s/Paul Schubert

                           Paul Schubert

                           Chief Financial Officer and Treasurer

Date:                    December 2, 2008